EXHIBIT 99.2
                                                                    ------------


                  Certification of Principal Executive Officer
                         and Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


     I, Paul Riss, Chief Executive Officer and principal accounting officer of eLEC Communications Corp. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the quarter ended August 31, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                              By:  /s/ Paul Riss
                                   --------------------------------------
                                   Name:    Paul Riss
                                   Title:   Chief Executive Officer and
                                             Principal Financial and Accounting
                                             Officer

October 16, 2002